UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

April 22, 2004
Date of Report (Date of earliest event reported)

ROYAL GOLD, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-5664	84-0835164

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1660 Wynkoop Street, Suite 1000, Denver, CO	80202-1132

(Address of principal executive offices)	(Zip Code)

303-573-1660

(Registrant’s telephone number, including area code)

Item 12. Results of Operations and Financial Condition
SIGNATURES
INDEX TO EXHIBITS
Company Presentation

Item 12. Results of Operations and Financial Condition

The following information is furnished pursuant to Item 12 “Results of Operations and Financial Condition.”

On April 23, 2004, Royal Gold, Inc. will present at the European Gold Forum 2004. The Company’s presentation will include revenue and free cash flow projections for Calendar 2004. The information contained in the presentation is incorporated herein by reference and is filed as Exhibit 99.1 hereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Royal Gold, Inc. (Registrant)
By:	/s/ Karen Gross
	Name:	Karen Gross
	Title:	Vice President & Corporate Secretary

Dated: April 22, 2004

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INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Royal Gold, Inc.’s European Gold Forum 2004 presentation.

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